UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Avenue Suite 1300 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Walker & Dunlop, Inc. (the “Company”) held on May 2, 2024, the Company’s stockholders, upon the recommendation of the Board of Directors of the Company (the “Board”), approved the adoption of the Walker & Dunlop, Inc. 2024 Equity Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors, subject to the approval by stockholders. The Plan, which constitutes an amendment and restatement of the Walker & Dunlop, Inc. 2020 Equity Incentive Plan, among other things, reserves an additional 1,500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for issuance in the form of equity-based awards to employees, non-employee directors, consultants and advisors, extends the termination date of the Plan to February 14, 2034, and increases the limits on certain annual incentive awards that may be granted to participants under the Plan.

A more detailed description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2024 (the “Proxy Statement”). The foregoing and the summary of the Plan in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, included as Exhibit 10.1 and incorporated by reference herein.

In addition, on May 2, 2024, the Board appointed William M. Walker, currently the Company’s Chairman of the Board and Chief Executive Officer, to also serve in the position of President, effective immediately. Mr. Walker, age 57, has served as the Company’s Chief Executive Officer since January 2007 and as Chairman of the Board since July 2010. Mr. Walker’s transactions required to be disclosed under Item 404(a) of Regulation S-K are included in “Certain Relationships and Related Transactions” in the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2024, the Company held its Annual Meeting. The following are the matters voted upon at the Annual Meeting and the final results of the votes on such matters:

1.	Election of directors for a one-year term expiring at the 2025 Annual Meeting of Stockholders:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Jeffery R. Hayward	26,822,503	151,938	165,126	3,288,146
Ellen D. Levy	26,762,469	196,725	180,373	3,288,146
Michael D. Malone	26,641,183	331,789	166,595	3,288,146
John Rice	26,239,212	733,907	166,448	3,288,146
Dana L. Schmaltz	26,589,221	385,752	164,594	3,288,146
William M. Walker	26,596,604	525,154	17,809	3,288,146
Donna C. Wells	26,758,658	215,637	165,272	3,288,146

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-votes
29,914,767	491,994	20,952	—

3.	Advisory resolution to approve executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-votes
26,688,263	423,300	28,004	3,288,146

4.	Approval of the adoption of the Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes
26,697,530	414,414	27,622	3,288,146

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Walker & Dunlop, Inc. 2024 Equity Incentive Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 15, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC. (Registrant)

Date: May 7, 2024	By:	/s/ Richard M. Lucas
		Name:	Richard M. Lucas
		Title:	Executive Vice President, General Counsel & Secretary

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